UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 30, 2009

Bodisen Biotech, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31539	98-0381367
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 2001, FanMei Building
No. 1 Naguan Zhengjie
Xi’an, Shaanxi 710068
People’s Republic of China

 (Address of principal executive offices)

011-86-29-87074957

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant

On June 30, 2009, our independent registered public accounting firm, Morgenstern, Svoboda & Baer, CPA’s (“Morgenstern”) provided us with a letter stating that the auditor-client relationship between us and Morgenstern had ceased.  The aforesaid letter has been deemed by us to constitute formal cessation of the auditor client relationship and resignation of Morgenstern for purposes of this item 4.01.  Our board of directors had no objection to and consented to the aforesaid cessation of the auditor-client relationship and resignation.  As such, our board of directors has approved the aforesaid cessation of the auditor-client relationship and resignation of Morgenstern for purposes of this item 4.01.

Morgenstern reported on our consolidated financial statements for the years ended December 31, 2008 and 2007, and reviewed our consolidated financial statements for the period ended March 31, 2009. For these periods and up to June 30, 2009, (1) there were no disagreements between Bodisen and Morgenstern on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure; and (2) Morgenstern provided no advice to Bodisen that (i) internal controls necessary to develop reliable financial statements did not exist, (ii) information had come to the attention of Morgenstern which made it unwilling to rely on management’s representations, or unwilling to be associated with the financial statements prepared by management, or (iii) the scope of the audit should be expanded significantly, or information had come to the attention of Morgenstern that it concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent audited financial statements.

The reports of Morgenstern on our financial statements for the years ended December 31, 2008 and 2007 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

We have provided Morgenstern with a copy of the foregoing disclosure and requested that Morgenstern provide us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by us in response to this item. A copy of such letter, dated June 30, 2009, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

The Company has engaged Acquavella, Chiarelli, Shuster, Berkower & Co., LLP (“Acquavella”) to assume the role of its new principal independent accountants. The decision to engage Acquavella was approved by the Board of Directors.

During the years ended December 31, 2008 and 2007 and through June 30, 2009, we did not consult with Acqavella on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on our financial statements, and Acqavella did not provide either in a written report or oral advice to us that was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, or a reportable event.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

16.1	Letter from Morgenstern Svoboda & Baer CPA’s dated June 30, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 3, 2009

Bodisen Biotech, Inc.

By:	/s/ Bo Chen
Bo Chen
Chairman, CEO and President